SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.       )

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

American Claims Evaluation, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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AMERICAN CLAIMS EVALUATION, INC.
One Jericho Plaza
Jericho, New York 11753

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on October 10, 2006

To the Shareholders of American Claims Evaluation, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the ‘‘Annual Meeting’’) of American Claims Evaluation, Inc., a New York corporation, will be held at the offices of Hartman & Craven LLP, 488 Madison Avenue, New York, New York 10022 on Tuesday, October 10, 2006 at 10:00 a.m., local time, to consider and act upon the following matters:

(1)	To elect four Directors to the Board of Directors;

(2)	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only shareholders of record at the close of business on August 31, 2006 will be entitled to notice of, and to vote at, the Annual Meeting or at any adjournment thereof.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ACCOMPANYING ENVELOPE.

By Order of the Board of Directors,
GARY J. KNAUER Secretary

September 8, 2006

AMERICAN CLAIMS EVALUATION, INC.
One Jericho Plaza
Jericho, New York 11753

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

October 10, 2006

General

This Proxy Statement and the accompanying Proxy Card are being furnished in connection with the solicitation by the Board of Directors of American Claims Evaluation, Inc. (the ‘‘Company’’) of proxies to be voted at the Annual Meeting of Shareholders (the ‘‘Annual Meeting’’) to be held at 10:00 a.m. (New York time) on Tuesday, October 10, 2006 at the offices of Hartman & Craven LLP, 488 Madison Avenue, New York, New York 10022 and at any adjournments thereof, with respect to the matters referred to in the accompanying notice. This Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about September 8, 2006.

The Company's common stock, par value $.01 per share (‘‘Shares’’), is the Company’s only outstanding class of voting security. Holders of record at the close of business on August 31, 2006 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. At the close of business on August 31, 2006, there were issued and outstanding 4,761,800 Shares, each entitled to cast one vote per Share. The holders of a majority of the issued and outstanding Shares entitled to vote shall constitute a quorum at the Annual Meeting for the transaction of business. The election of directors, as described in the accompanying notice, requires the vote of a plurality of votes cast at the Annual Meeting. Abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (‘‘broker non-votes’’), those votes will not be included in the vote totals. Therefore, abstentions and broker non-votes will be counted in the determination of a quorum and will have no effect on the vote for the election of Directors. Because of the percentage of beneficial ownership of Shares held by directors and management, election of the directors nominated and referred to in this Proxy Statement is assured.

Revocability of Proxies

The attendance of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. However, a shareholder may revoke a proxy at any time prior to its exercise by (1) delivering to the Secretary of the Company a written notice of revocation prior to the Annual Meeting, (2) delivering to the Secretary of the Company before the Annual Meeting a duly executed proxy bearing a later date, or (3) attending the Annual Meeting, filing a written notice of revocation with the secretary of the meeting and voting in person.

Solicitation of Proxies

In addition to solicitation by mail at the Company’s expense, directors, officers and employees of the Company may solicit proxies for the Annual Meeting from the shareholders of the Company personally or by telephone or telegram without additional remuneration therefor, but at the Company's cost for all out-of-pocket expenses. The Company will also provide persons, firms, banks and corporations holding Shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy material for transmittal to such beneficial owners.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the current beneficial ownership of the Company's Shares as of August 31, 2006 by (i) each person known by the Company to beneficially own more than 5% of such Shares, (ii) each director, nominee for director of the Company, and each named executive officer of the Company, and (iii) all directors and executive officers of the Company as a group. The percentages have been calculated by taking into account all Shares owned on the record date as well as all such Shares with respect to which such person has the right to acquire beneficial ownership at such date or within 60 days thereafter. Except as otherwise indicated, all persons listed below have sole voting and sole investment power with respect to all Shares shown as beneficially owned by them.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(4)		Percent of Class (1)
Gary Gelman (2)	3,696,400		66.5%
Peter Gutmann (2)	121,000	(3)	2.5%
Edward M. Elkin (2)	81,000		1.7%
Joseph Looney (2)	20,000		(7)
Gary J. Knauer (2)	250,000		5.0%
J. Morton Davis	388,024	(5)	8.1%
Kinder Investments, L.P.	292,500	(6)	6.1%
All executive officers and directors as a group (five persons)	4,168,400		69.6%

(1)	Based on a total of 4,761,800 Shares issued and outstanding as of August 31, 2006. In addition, 1,226,000 Shares which directors and executive officers described in the table have the right to acquire within 60 days of such date pursuant to the exercise of options granted under the Company’s stock option plans are included since these are deemed outstanding for the purpose of computing the percentage of Shares owned by such persons in accordance with the provisions of Rule 13d-3(d)(1)(i) promulgated under the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’).

(2)	Address is c/o American Claims Evaluation, Inc., One Jericho Plaza, Jericho, NY 11753.

(3)	Includes 4,000 Shares owned by the wife of Mr. Gutmann, as to which beneficial ownership is disclaimed.

(4)	Includes the presently exercisable portions of outstanding stock options (aggregating 1,226,000 Shares) which, in the case of Messrs. Gelman, Gutmann, Elkin, Looney and Knauer are 800,000, 75,000, 81,000, 20,000 and 250,000 Shares, respectively.

(5)	386,924 of these Shares are owned of record by D.H. Blair Investment Banking Corp., whose address is 44 Wall Street, New York, NY (‘‘Blair Investment’’). Mr. J. Morton Davis, the sole shareholder of Blair Investment, has reported that Blair Investment's Shares may be deemed to be beneficially owned by him. Mr. Davis owns 1,100 Shares directly.

(6)	These Shares are owned of record by Kinder Investments, L.P. (‘‘Kinder’’), Nesher, LLC, the general partner of Kinder (‘‘Nesher’’) and Dov Perlysky, the managing member of Nesher (‘‘Perlysky’’). The reporting parties’ business address is 100 Park Avenue, New York, NY. Nesher and Kinder may be deemed to beneficially own 292,500 Shares. Perlysky may be deemed to beneficially own 292,572 Shares, consisting of 292,500 Shares owned directly by Kinder and 72 Shares owned directly by Perlysky’s wife.

(7)	Less than 1%.

PROPOSAL ONE

ELECTION OF DIRECTORS

Four directors are to be elected at the Annual Meeting to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified or until their prior death, resignation or removal. The Company’s by-laws provide that the Board of Directors shall consist of no less than three and no more than seven members, with the actual number to be established by resolution of the Board of Directors. The current Board of Directors has by resolution established the number of directors at four.

Unless a proxy specifies that it is not to be voted in favor of a nominee for director, it is intended that the Shares represented by the proxy will be voted in favor of the nominees listed below. In the event that any nominee shall be unable to serve, it is intended that the proxy will be voted for the nominees designated by the Board of Directors. The Company believes that all nominees will be able to serve.

The following table sets forth certain information with respect to each nominee for election as a director. There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. Each nominee is currently serving as a director of the Company. For information with respect to security ownership of directors, see ‘‘SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.’’

Name	Age	Position(s) with the Company
Gary Gelman	59	Chairman of the Board, President and Chief Executive Officer
Edward M. Elkin, M.D.	67	Director
Peter Gutmann	77	Director
Joseph Looney	48	Director

Nominees for Election as Directors

Gary Gelman, the founder of the Company, has been Chairman of the Board since July 1, 1985, and President, Chief Executive Officer and a director since inception. Mr. Gelman served as Treasurer from inception to October 1991. Since 1973, Mr. Gelman has also been Chief Executive Officer and a principal of American Para Professional Systems, Inc., which provides nurses who perform physical examinations of applicants for life and/or health insurance for insurance companies. He received a B.A. from Queens College.

Edward M. Elkin, M.D. has been a director of the Company since July 1, 1985. For more than the past five years, Dr. Elkin has been performing services relating to utilization review and quality assurance in hospitals for the New York State Department of Health. He is certified by the American Board of Pediatrics and the American Board of Quality Assurance and Utilization Review Physicians. He received his B.A. from Harvard College and his M.D. from New York University School of Medicine.

Peter Gutmann has been a director of the Company since July 1, 1985. For more than the past twenty years, he has been a Professor of Economics and Finance at Baruch College, City University of New York and was Chairman of the Economics and Finance Department from 1971 to 1977. He received a B.A. from Williams College, a B.S. from Massachusetts Institute of Technology, an M.A. from Columbia University and a PhD. from Harvard University.

Joseph Looney was appointed a director of the Company on June 14, 2005. He is currently the Vice President — Finance for NBTY, Inc., a vertically integrated manufacturer and distributor of vitamins and nutritional supplements. He was the Chief Financial Officer of EVCI Career College Holding Corp. from October 2005 to May 2006. Previously, he had been the Chief Financial Officer and Secretary of Astrex, Inc., a distributor of electronic components, since 2002. From 1996-2002, he was the Chief Financial Officer, V.P. of Finance and Assistant Secretary of Manchester Technologies, Inc., a network integrator and reseller of computer products. From 1984-1996, he was employed by the accounting firm of KPMG

LLP. He is a Certified Public Accountant and has a B.A. from Queens College, City University of New York and an M.S. from Long Island University. Since 1996, Mr. Looney has also been an Adjunct Professor of Accounting and Business Law at Hofstra University.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE ‘‘FOR’’ THE APPROVAL OF THESE NOMINEES FOR ELECTION AS DIRECTORS.

Meetings and Committees of the Board

The Board of Directors held four meetings during the fiscal year commencing April 1, 2005 and ending March 31, 2006 (the ‘‘Recent Fiscal Year’’). All of the nominees were members of the Board of Directors during the Recent Fiscal Year and attended all four meetings.

As a matter of policy, members of the Board of Directors are required to make every reasonable effort to attend the Annual Meeting. All members of the Board of Directors attended the Company’s 2005 Annual Meeting of Shareholders held on October 19, 2005.

The Company has a separately designated standing audit committee established in accordance with section 3(a)(58)(A) of the Exchange Act which held four meetings during the Recent Fiscal Year. The members of the Audit Committee are Messrs. Gutmann, Elkin and Looney. The Board of Directors has determined that each member of the Audit Committee is ‘‘independent’’ not only under the Qualitative Listing Requirements (the ‘‘QLR’’) of the Nasdaq Stock Market (‘‘NASD’’), but also within the definition contained in a final rule adopted by the Securities and Exchange Commission (the ‘‘SEC’’). The Audit Committee’s duties and responsibilities include engaging the independent auditors, directing investigations into matters relating to audit functions, reviewing the plan and results of audits with the Company’s auditors, reviewing the Company’s internal accounting controls and approving services to be performed by the Company’s auditors and related fees. Such duties and responsibilities are more fully described in the Company’s written Audit Committee Charter.

In compliance with the requirements of the QLR, the independent directors of the Board of Directors met in executive session four times during the Recent Fiscal Year. The executive sessions were held in conjunction with regularly scheduled meetings of the Board of Directors.

Director Nomination Policy

The Company does not currently have a standing Nominating Committee or a formal Nominating Committee Charter. Currently, the independent members of the Board, rather than a nominating committee, approve or recommend to the full Board those persons to be nominated. The Board believes that the current method of nominating directors is appropriate because it allows each independent board member input into the nomination process and because it complies with applicable NASD listing standards.

The Board has, by resolution, adopted a director nomination policy. The purpose of the policy is to describe the process by which candidates for inclusion in the Company’s recommended slate of director nominees are selected. The director nomination policy is administered by the Board.

In the ordinary course, absent special circumstances or a change in the criteria for Board membership, the incumbent directors who continue to be qualified for Board service and are willing to continue as directors are renominated. If the Board thinks it is in the best interest of the Company to nominate a new individual for director in connection with an annual meeting of shareholders, or if a vacancy occurs between annual shareholder meetings, the Board will seek potential candidates for Board appointments who meet criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the Company and, if deemed appropriate, a third-party search firm.

Candidates for Board membership must possess the background, skills and expertise to make significant contributions to the Board, to the Company and its shareholders. Desired qualities to be considered include substantial experience in business or administrative activities; breadth of knowledge about issues affecting the Company; and ability and willingness to contribute special competencies to Board activities. The independent members of the Board also consider whether members and potential members are independent under the QLR. In addition, candidates should posses the following attributes: personal integrity; absence of conflicts of interest that might impede the proper performance of the responsibilities of a director; ability to apply sound and independent business judgment; sufficient time to devote to Board and Company matters; ability to fairly and equally represent all shareholders; reputation and achievement in other areas; independence under rules promulgated by the SEC and the QLR; and diversity of viewpoints, background and experiences.

The Board of Directors intends to review the director nomination policy from time to time to consider whether modifications to the policy may be advisable as the Company’s needs and circumstances evolve, and as applicable legal or listing standards change. The Board may amend the director nomination policy at any time.

Shareholder Nominations

The Board will consider director candidates recommended by shareholders and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources. In making recommendations for director nominees for the annual meeting of shareholders, the Board of Directors will consider any written recommendations of director candidates by shareholders received by the Corporate Secretary of the Company no later than 90 days before the anniversary of the previous year’s annual meeting of shareholders, except that if no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to, or delayed by more than 60 days after, such anniversary date, notice must be received by the 10th day following the date that public disclosure of the date of the annual meeting is given to shareholders. Recommendations must be mailed to American Claims Evaluation, Inc., One Jericho Plaza, Jericho, NY 11753, Attention: Corporate Secretary, and include all information regarding the candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules promulgated by the SEC if the candidate were nominated by the Board of Directors (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The shareholder giving notice must provide (i) his or her name and address, as they appear on the Company’s books, and (ii) the number of shares of the Company which are beneficially owned by such shareholder. The Company may require any proposed nominee to furnish such other information it may require to be set forth in a shareholder’s notice of nomination which pertains to the nominee.

Communications with Directors

The Board of Directors welcomes communications from its shareholders and other interested parties and has adopted a procedure for receiving and addressing those communications. Shareholders and other interested parties may communicate any concerns they may have about the Company directly to either the full board of directors or one or more directors by mailing their communications to the Company at the following address: [Director], American Claims Evaluation, Inc., One Jericho Plaza, Jericho, NY 11753, Attention: Corporate Secretary. The Corporate Secretary will promptly forward all shareholder communications and other communications from interested parties unopened to the intended recipient.

Director Compensation

Each Director who is not a salaried employee receives an annual retainer of $1,000 and a uniform fee of $500 for each Board of Directors’ meeting and/or Audit Committee meeting attended in person. In addition, Mr. Looney will receive an additional fee of $500 per Audit Committee meeting as the ‘‘audit committee financial expert’’ serving on the Company’s Audit Committee.

Director Independence

The Company is required to have a Board of Directors a majority of whom are ‘‘independent’’ as defined by the QLR and to disclose in the proxy statement for each annual meeting those directors that the Board of Directors has determined to be independent. Based on such definition, the Board of Directors has determined that all directors other than Mr. Gelman, who is an officer of the Company, are independent.

The Company is also required to have an audit committee of at least three members composed solely of independent directors. The Board of Directors is required under the QLR to affirmatively determine the independence of each director on the Audit Committee. The Board has determined that each member of the Audit Committee is ‘‘independent’’ not only under the QLR, but also within the definition contained in a final rule of the SEC. Furthermore, the Board of Directors has determined that Mr. Looney is the ‘‘audit committee financial expert’’, as defined in regulations adopted pursuant to the Sarbanes-Oxley Act of 2002, serving on the Audit Committee.

Components of Compensation

The Company does not have a standing Compensation Committee. However, in accordance with the QLR, the three independent members of the Board, rather than a formal committee, review executive compensation. The executive compensation philosophy emphasizes providing an executive compensation package that enables the Company to attract, motivate and retain talented executives, primarily through aligning the financial interests of executives with long-term total shareholder return, particularly though stock options. The executive compensation program consists of both base salaries and long-term incentives.

The executive officers receive base salaries as compensation for their job performance, abilities, knowledge and experience. Apart from contractual commitments, the Company intends to maintain base salaries at below competitive levels in the marketplace until the Company is cash flow positive.

The Company also believes that stock option plans provide an excellent vehicle for rewarding performance by Company executives and retaining their services for the future.

Code of Ethics

The Company has adopted a Code of Ethics (the ‘‘Code of Ethics’’) that applies to its Chief Executive Officer, Chief Financial Officer, directors and employees. The Code of Ethics is designed to focus our officers, directors and employees on areas of ethical risk, provide guidance to personnel to help them recognize and deal with ethical issues, provide a mechanism to report unethical conduct and help to foster a culture of honesty and accountability for adherence to the Code of Ethics. Any amendments or waivers to the Code of Ethics will be promptly disclosed as required by applicable laws, rules and regulations of the SEC.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Federal securities laws, the Company’s directors, its executive officers and any person holding more than 10% of the Company’s Shares are required to report their ownership of the Company’s Shares and any changes in that ownership to the SEC on the SEC’s Forms 3, 4 and 5. Based on its review of the copies of such forms it has received, the Company believes that all officers, directors and owners of greater than 10% of the Company’s equity securities complied on a timely basis with all filing requirements applicable to them with respect to transactions during the Recent Fiscal Year.

EXECUTIVE OFFICERS OF THE COMPANY

The executive officers of the Company are as follows:

Name	Age	Position
Gary Gelman	59	Chairman of the Board, President and Chief Executive Officer
Gary J. Knauer	47	Chief Financial Officer, Treasurer and Secretary

For a description of Mr. Gelman's business experience, see ‘‘ELECTION OF DIRECTORS — Nominees for Election as Directors.’’

Gary J. Knauer joined the Company as its Controller in July 1991 and has served as Chief Financial Officer and Treasurer since October 1991 and as Secretary since March 1993. Before joining the Company, Mr. Knauer was employed from October 1984 to June 1991 by the accounting firm of KPMG LLP. He is a Certified Public Accountant and holds a B.S. from Binghamton University. Since February 1994, Mr. Knauer has also served as Chief Financial Officer of American Para Professional Systems, Inc.

Each of the Company’s executive officers is to serve until the next annual meeting of shareholders or until his earlier resignation or removal.

EXECUTIVE COMPENSATION

The following table sets forth all compensation paid or accrued to the Company's Chief Executive Officer and another executive officer (the ‘‘Named Executive Officers’’) with annual compensation exceeding $100,000 for the fiscal years ended March 31, 2006, 2005 and 2004:

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)	Securities Underlying Options (#)	All Other Compensation ($)(2)
Gary Gelman
Chairman,	2006	$244,311	—	—	250,000	$3,247
President	2005	244,311	—	—	—	2,592
and CEO	2004	244,311	—	—	100,000	2,514
Gary J. Knauer
Treasurer,	2006	$129,010	—	—	20,000	$1,997
Secretary	2005	125,840	—	—	50,000	1,842
and CFO	2004	119,881	—	—	30,000	1,810

(1)	The aggregate of all perquisites and other personal benefits provided by the Company were not greater than either $50,000 or 10% of the total annual salary and bonus reported in this table for the respective Named Executive Officers.

(2)	Consists of matching contributions made by the Company under the Company’s 401(k) plan.

Employment Agreements

Mr. Gelman's employment agreement with the Company provides for him to be employed as Chairman of the Board of Directors and Chief Executive Officer at an annual salary of $238,800. In addition, Mr. Gelman is entitled to participate in all employee benefit programs and other policies and programs of the Company. Mr. Gelman is not required to devote any specific number of hours to the business of the Company. He is subject to a non-competition and non-disclosure covenant for a period of three years following termination of employment with the Company. The employment agreement is in effect through June 6, 2007, and is automatically renewable for successive one year terms unless the Company or Mr. Gelman gives the other notice of intention to terminate the agreement at the end of the then-current term.

Option Grants in Last Fiscal Year

The following table summarizes the grants of stock options made during the Recent Fiscal Year to the Named Executive Officers:

Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/sh)	Expiration Date
Gary Gelman	250,000	92.6%	$1.94	08/15/2015
Gary J. Knauer	20,000	7.4%	$1.94	08/15/2015

Aggregated Option Exercises in Last Fiscal Year
and FY-End Option Values

The following table sets forth information regarding the dollar value of unexercised stock options for the Named Executive Officers at March 31, 2006. The value of the unexercised in-the-money options is based on the closing price of the Shares on March 31, 2006 of $2.48 per Share, minus the exercise price, multiplied by the number of Shares issuable upon exercise of the options. These values have not been, and may never be, realized.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Gary Gelman	—	—	800,000	—	$504,000	—
Gary J. Knauer	—	—	250,000	—	$91,700	—

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has furnished the following report. The information contained in the ‘‘Audit Committee Report’’ is not deemed to be ‘‘soliciting material’’ or to be ‘‘filed’’ with the SEC, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America.

In fulfilling its responsibilities:

•	The Audit Committee reviewed and discussed the audited financial statements contained in the Company’s Annual Report on Form 10-KSB for the year ended March 31, 2006 with the Company’s management and the independent auditors.

•	The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

•	The Audit Committee received from the independent auditors written disclosures regarding the auditors’ independence, as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the auditors their independence from the Company and its management.

In reliance on the reviews and discussions noted above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended March 31, 2006 for filing with the SEC.

The Audit Committee of the Board of Directors
Joseph Looney, Chairman
Peter Gutmann
Edward M. Elkin

AUDITORS

The Audit Committee has selected the firm of J.H. Cohn LLP to act as the Company’s auditors for the 2007 fiscal year. A representative of J.H. Cohn LLP will attend the Annual Meeting with the opportunity to make a statement if he or she desires to do so. That representative will be available to respond to appropriate questions.

Audit Fees.

The aggregate fees billed for the fiscal years ended March 31, 2006 and 2005 for professional services rendered by J.H. Cohn LLP for the audit of the annual financial statements and the review of the financial statements included in our quarterly reports on Form 10-QSB were $35,000 and $30,000, respectively.

Audit-Related Fees.

The Company did not pay any additional fees for services to J.H. Cohn LLP that are reasonably related to the audit of the Company’s annual financial statements and review of the interim financial statements included in the quarterly reports that are not reported under ‘‘Audit Fees’’ during the fiscal years ended March 31, 2006 and 2005.

Tax Fees.

The Company did not engage J.H. Cohn LLP to provide tax services to the Company during the fiscal years ended March 31, 2006 and 2005.

All Other Fees.

The Company did not engage J.H. Cohn LLP to provide products and services to the Company other than the services referred to above during the fiscal years ended March 31, 2006 and 2005.

The Audit Committee’s policy is to pre-approve all audit services and all non-audit services that the Company’s independent auditor is permitted to perform for the Company under applicable federal securities regulations.

CERTAIN MATTERS

On August 20, 2004, the Company entered into a seven-year noncancelable operating sublease, which commenced on December 1, 2004, for office space with American Para Professional Systems, Inc., an entity under the control of Mr. Gelman. Basic rent under the sublease was established as a pass-through with the Company’s cost being fixed at a cost equal to the pro-rata rent payable for the subleased space by American Para Professional Systems, Inc. to the building’s landlord.

OTHER MATTERS

The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote the Shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

An Annual Report to Shareholders will accompany this Proxy Statement but is not to be considered a part hereof. The Company will provide to all shareholders, free of charge, a copy of its Annual Report on Form 10-KSB (without exhibits) for the fiscal year ended March 31, 2006, upon written request of such shareholder to Gary J. Knauer, Secretary, American Claims Evaluation, Inc., One Jericho Plaza, Jericho, New York 11753.

SHAREHOLDER PROPOSALS

Proposals by shareholders intended to be presented at the 2007 Annual Meeting of Shareholders must be received by the Company on or before May 12, 2007 in order to be included in the proxy statement for that meeting. It is suggested that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Company. Under the SEC’s proxy rules, proxies solicited by the Board of Directors for the 2007 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any shareholder proposal not included in the Company’s proxy statement if the Company does not receive notice of such proposal on or before July 26, 2007, unless the 2007 Annual Meeting is not held within 30 days before or after the anniversary date of the 2006 Annual Meeting.

By Order of the Board of Directors,
Gary J. Knauer Secretary

September 8, 2006
Jericho, New York

PROXY

AMERICAN CLAIMS EVALUATION, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary Gelman, Edward M. Elkin, M.D., Peter Gutmann and Joseph Looney as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock, par value $.01 per share, of American Claims Evaluation, Inc. held of record by the undersigned on August 31, 2006 at the Annual Meeting of Shareholders to be held on October 10, 2006 or any adjournment thereof (the ‘‘Annual Meeting’’) .

PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED.

ELECTION OF DIRECTORS			For	Withhold	For All	To withhold authority to vote, mark ‘‘For All Except’’ and write the nominee’s # on the line below
1.	01) Gary Gelman	03) Peter Gutmann	All	All	Except
	02) Edward M. Elkin, M.D.	04) Joseph Looney	□	□	□

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR all nominees listed.

Please sign your name exactly as it appears hereon.

(Signature)

(Signature if held jointly)

Dated:

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please note any change in your address alongside the address as it appears on the Proxy.

PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE AND
RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.